                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  November 30, 1998


                         U.S. Industrial Services, Inc.
           --------------------------------------------------------
            (Exact name of registrant as specified in its charter)

          Delaware                     0-22388                 99-0273889
----------------------------       ---------------        -------------------
(State or other jurisdiction       Commission File          (I.R.S. Employer
      of incorporation)                 Number            Identification No.)


             8111 Preston Road, Suite 715, Dallas, Texas  75225
             --------------------------------------------------
                   (Address of principal executive offices)

      Registrant's telephone number, including area code  (214) 891-9698



        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)

     This Form 8-K/A, Amendment Number 1, amends and supplements the Form 8-K dated December 15, 1998 (the "Original Form 8-K") filed by U.S. Industrial Services, Inc. The sole purpose of this Amendment Number 1 is to include
Exhibit 7(b)(1) Pro Forma Financial Information, which was omitted in the original filing. This Amendment Number 1 hereby amends and restates the Original Form 8-K in its entirety and reads as follows:

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On November 30, 1998 ("Closing Date"), J. L. Manta, Inc., an Illinois corporation ("Manta") and wholly-owned subsidiary of U.S. Industrial Services, Inc. ("Registrant"), consummated the sale of substantially all of its assets ("Assets") to Kenny Industrial Services, L.L.C., a Delaware limited liability company ("Kenny"). The sale was effected pursuant to an Amended and Restated Asset Purchase Agreement (the "Agreement"), dated as of November 30, 1998, by and among Kenny, Manta and Registrant. The purchase price ("Purchase Price") for the Assets under the Agreement was $23,000,000, subject to post-closing adjustments as described in the Agreement. The Purchase Price was paid by Kenny to Manta on the Closing Date as follows:
$3,000,000 in cash and promissory notes in the aggregate face amount of $20,000,000.

     The foregoing description of the Agreement is qualified in its entirety by the full text of the Agreement which is incorporated by reference herein as set forth under Exhibit 2.

ITEM 7.   PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (b)(1) Pro-Forma Financial Information

        U.S. INDUSTRIAL SERVICES, INC. AND J.L. MANTA, INC.
 INTRODUCTION TO THE UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined balance sheet includes the accounts of U.S. Industrial Services, Inc. ("the Company") as of September 30, 1998. The unaudited pro forma condensed statement of operations include the results of operations of the Company for the year ended
September 30, 1998. The unaudited pro forma condensed balance sheet has been prepared to give effect to the sale by the Company of certain assets and liabilities of J.L. Manta, Inc. ("Manta") as if the transaction occurred on September 30, 1998. The unuadited pro forma condensed combined statement of operations has been prepared as if the sale occurred on October 1, 1997. The unaudited pro forma condensed combined financial information has been prepared utilizing the audited historical financial statements and accompanying notes.

The unaudited pro forma condensed financial statements are provided for informational purposes only and do not purport to be indicative of the Company's financial position or results of operations that would have been reported had this transaction occurred on the dates indicated above, nor the financial condition or results of operations which will be reported in the future.

              U.S. INDUSTRIAL SERVICES, INC. AND J.L. MANTA, INC.
                       PROFORMA CONDENSED BALANCE SHEET
                              SEPTEMBER 30, 1998
                           (IN THOUSANDS OF DOLLARS)


                                                                  U.S.
                                                                INDUSTRIAL             PRO FORMA          CONSOLIDATED
                                                               SERVICES, INC.         ADJUSTMENTS           PRO FORMA
                                                               -------------          -----------         ------------
ASSETS
    CURRENT ASSETS
    Cash and equivalents                                          $ 2,349               $  5,000      4      $ 5,658
                                                                                          (1,691)     3
    Accounts receivable trade, net                                 15,844                (12,927)     3        2,917
    Notes receivable                                                   58                 18,000      4       18,000
                                                                                             (58)     3

    Costs and estimated earnings in excess of billings              1,456                 (1,329)     3          127
    Deferred income tax                                             3,972                                      3,972
    Other current assets                                            1,163                   (150)     4          252
                                                                                            (761)     3
                                                                  -------               --------             -------
    TOTAL CURRENT ASSETS                                           24,842                  6,084              30,926
                                                                  -------               --------             -------

    PLANT, PROPERTY, AND EQUIPMENT, net                             6,633                 (6,197)     3          436
                                                                  -------               --------             -------
    OTHER ASSETS
    Goodwill net of accumulated amortization                        4,041                 (1,590)     4        2,213
                                                                                            (238)     3
    Other assets                                                    1,943                   (613)     4          478
                                                                                            (852)     3
                                                                  -------               --------             -------
                                                                    5,984                 (3,293)              2,691
                                                                  -------               --------             -------

TOTAL ASSETS                                                      $37,459                $(3,406)            $34,053
                                                                  -------               --------             -------
                                                                  -------               --------             -------

LIABILITIES AND SHAREHOLDERS EQUITY

    CURRENT LIABILITIES
    Accounts payable and accrued liabilities                       $9,355                  $(200)     4       $1,124
                                                                                          (8,031)     3
    Current portion of long-term debt                               8,895                 (6,475)     4        1,123
                                                                                          (1,297)     3
    Billings in excess of costs and estimated earnings                630                   (622)     3            8
    Other current liabilities                                       2,067                    (52)     3        2,015
                                                                  -------               --------             -------
    TOTAL CURRENT LIABILITIES                                      20,947                (16,677)              4,270
                                                                  -------               --------             -------

LONG TERM LIABILITIES
    Long-term debt                                                  3,999                 (1,041)     4         (640)
                                                                                          (3,598)     3
                                                                  -------               --------             -------
                                                                    3,999                 (4,639)               (640)
                                                                  -------               --------             -------

    TOTAL LIABILITIES                                              24,946                (21,316)              3,630
                                                                  -------               --------             -------

SHAREHOLDERS' EQUITY
    Common stock                                                    3,082                      0               3,082
    Additional paid-in capital                                     19,642                                     19,642
    Retained earnings                                              (9,323)                17,910               8,587
    Unrealized loss on investment                                    (888)                                      (888)
                                                                  -------               --------             -------
                                                                   12,513                 17,910              30,423
                                                                  -------               --------             -------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $37,459                $(3,406)            $34,053
                                                                  -------               --------             -------
                                                                  -------               --------             -------

               U.S. INDUSTRIAL SERVICES, INC. AND J.L. MANTA, INC.
                   PROFORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1998
                            (IN THOUSANDS OF DOLLARS)


                                                                  U.S.
                                                                INDUSTRIAL             PRO FORMA          CONSOLIDATED
                                                               SERVICES, INC.         ADJUSTMENTS           PRO FORMA
                                                               -------------          -----------         ------------
REVENUE                                                           $58,397               $(46,520)  2         $11,877
                                                                  -------               --------             -------

COSTS AND EXPENSES

    Cost of revenue                                                47,050                (39,231)  2           7,819
    Selling, general and administrative expense                    10,150                 (3,788)  2           6,153
                                                                                            (209)  5

    Other (income), expense, net                                      669                   (354)  2             (52)
                                                                                            (367)  5
                                                                  -------               --------             -------
                                                                   57,869                (43,949)             13,920
                                                                  -------               --------             -------

INCOME BEFORE INCOME TAX EXPENSE (BENEFIT)                            528                 (2,571)             (2,043)

INCOME TAX EXPENSE (BENEFIT)                                       (3,809)                 3,809   2               0
                                                                  -------               --------             -------

NET INCOME (LOSS) FROM CONTINUING OPERATIONS                        4,337                 (6,380)             (2,043)

DISCONTINUED OPERATIONS                                               506                                        506
                                                                  -------               --------             -------

NET INCOME (LOSS)                                                 $ 4,843               $ (6,380)            $(1,537)
                                                                  -------               --------             -------
                                                                  -------               --------             -------

Net income (loss) per share from continuing operations               1.23                                      (0.58)

    Weighted average number of common
      shares outstanding                                        3,514,004                                  3,514,004

                 U.S. INDUSTRIAL SERVICES, INC. AND J.L. MANTA, INC.
                  NOTES TO PROFORMA CONDENSED FINANCIAL STATEMENTS
                             (IN THOUSANDS OF DOLLARS)


ASSUMPTIONS:

           1 Proforma statements have been prepared based on fiscal year ending
             September 30, 1998 audited financial statements for U.S. Industrial Services, Inc.

           2 To records proceeds of $5 million and $18 million of notes receivable for the sale of certain Manta assets and liabilities from Kenny Industrial Services LLC

           3 To reverse out certain Manta assets and liabilities sold

           4 To reverse out debt incurred to finance the original Manta acquisition, retention bonus, and the related goodwill

           5 Non-recurring costs as follows have been elmininated from the Company's financial statements:

             Selling, general and administrative expense:
             Goodwill amortization                                          71
             Retention bonus amortization                                  138

                                                                           ---
                                                                           209
                                                                           ---

             Other (income), expense, net:
             Interest expense - former Manta stockholders                   98
             Interest expense - convertible promissory note                269
                                                                           ---
                                                                           367
                                                                           ---

     (c)    Exhibits

            2. Amended and Restated Asset Purchase Agreement, dated as of November 30, 1998, among Kenny Industrial Services, L.L.C.,
                   J. L. Manta, Inc. and U.S. Industrial Services, Inc.

            99(a). Press Release dated December 3, 1998.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                U.S. INDUSTRIAL SERVICES, INC.
                                (Registrant)


Dated: December 16, 1998        By: /s/  C. Thomas Mulligan
                                    ------------------------------------
                                    C. Thomas Mulligan
                                    Chief Financial Officer and General Counsel